SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2004

GLOBAL POWER EQUIPMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16501	73-1541378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 South Yale Suite 1480 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (918) 488-0828

Item 5. Other Events.

On January 30, 2004, the Registrant issued a press release announcing the resignation of Gary Obermiller as the Company’s President and Chief Operating Officer and the appointment of Larry Edwards as President of the Company. The full text of the press release is set forth in Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
99.1	Press Release dated January 30, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2004

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ John M. Matheson
John M. Matheson
Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 30, 2004